Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events

Note 10 Subsequent Events

Debt Issuance

In April 2012, the Company raised gross proceeds of $1,291,000 through the sale of (18 month) promissory notes bearing interest at an annual rate of 15%.  In consideration of the promissory notes, the Company issued 107,583,333 stock purchase warrants equal to 100% of the face amount of the notes, with an exercise price of $0.012 per share and debt issue costs of $76,950. All warrants contain anti-dilution rights and are treated as derivative liabilities.

During the 2nd quarter there have been principal and interest payments related to the unsecured notes of approximately $558,000.

Share Issuances

On April 1, 2012 the Company issued 2,000,000 shares of the Company’s common stock valued at $50,000 to a consultant for services rendered based on $0.025 price/share. The share price was calculated based on a 20 day average closing price prior to issuance.

On May 1, 2012 the Company issued 3,773,585 shares of the Company’s common stock valued at $100,000 for services rendered. The share price was calculated based on a 20 day average closing price prior to issuance.

On May 9, 2012 the Company issued 4,347,826 shares of the Company’s common stock valued at $50,000 for future services. The share price was calculated based on a 20 day average closing price prior to issuance.

Note 10 Subsequent Events

(A)	Common Stock

On March 26, 2012, the Company increase the Company’s authorized common stock from 1,000,000,000 shares to 2,500,000,000 shares.

During the 1 st quarter of 2012, the Company issued 20,000,000 shares of common stock to an officer, having a fair value of $280,000 ($0.014/share), based upon the quoted closing trading price.

(B)	Warrants

During the 1 st quarter of 2012, the Company issued 32,000,000 shares of common stock for $285,760 ($0.00893/share) in connection with the exercise of warrants.

(C)	Debt, Debt Conversion and Warrants

Notes

During the 1 st quarter of 2012, the Company executed notes payable and received net proceeds of $3,061,000.  The notes are unsecured, bear interest at 15% and mature 18 months from issuance. In connection with this debt issuance, the Company granted 241,125,000, 2.5 year warrants, with exercise prices ranging from $0.012/share - $0.015/share, and vest 6 months from grant.

Convertible Notes

During the 1 st quarter of 2012, the Company executed convertible notes for $519,950 resulting in net cash proceeds of $489,950, ($30,000 paid as debt issue costs).  The notes mature between 6 months – 1 year.  The notes bear interest ranging from 8% - 10%, with default interest rates ranging from 20% - 24%.

These notes may be convertible as follows, depending upon the terms of each issuance:

•	35% of the average, 3 lowest trading days, prior to the 10 days before conversion,
•	62% of the lowest trading price during the 7 days before conversion; and
•	65% of the lowest trading price during the 30 days before conversion

Debt Conversions

During the 1 st quarter of 2012, the Company settled $2,443,214 of secured convertible debt, unsecured debt and accrued interest with the payment of $2,895,576 and the issuance of 267,308,200 shares of common stock.  In addition, all related 58,971,327 warrants were cancelled.  As a result of the debt conversion and cancellation of warrants, all associated derivative liabilities underlying these instruments cease to exist.

During the 1 st quarter of 2012, the Company repurchased 14,542,939 shares of common stock from an investor for $230,400 ($0.0158/share).  The Company has paid $100,000, the balance will be paid in the 2 nd quarter of 2012. In connection with the repurchase, the Company has accounted for this transaction in accordance with ASC 505-30, “ treasury stock” ..